                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                           DAUGHERTY RESOURCES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                            DAUGHERTY RESOURCES, INC.
                         120 PROSPEROUS PLACE, SUITE 201
                               LEXINGTON, KY 40509



                    PROXY STATEMENT AND INFORMATION CIRCULAR
                                  MAY 15, 2002

                            DAUGHERTY RESOURCES, INC.
                         120 PROSPEROUS PLACE, SUITE 201
                            LEXINGTON, KENTUCKY 40509


To Our Shareholders:

         You are cordially invited to attend the 2002 Annual General Meeting of the Shareholders (the "Meeting") of Daugherty Resources, Inc. to be held at 625 Howe Street, Suite 700, Vancouver, British Columbia, Canada, on June 28, 2002 at 10:00 a.m., Vancouver, British Columbia time.

         Your approval is requested in (i) fixing the number of directors of Daugherty Resources for the coming year, (ii) electing directors to serve for the coming year, (iii) ratifying, affirming and approving the appointment of an auditor for Daugherty Resources for the fiscal year ending December 31, 2002. In addition, you will be asked at the Meeting to consider and approve an amendment to the proposal adopted at our 2001 Annual Meeting approving Daugherty Resources' execution of an Underwriting Agreement.

         Whether or not you plan to attend the Meeting, we ask that you indicate the manner in which you wish your shares to be voted and sign and return your proxy as promptly as possible in the enclosed envelope so that your vote may be recorded. You may vote your shares in person if you attend the Meeting, even if you send in your proxy.

         We appreciate your continued interest in Daugherty Resources, Inc.

                                           Sincerely,

                                           /s/ William S. Daugherty

                                           William S. Daugherty
                                           Chairman of the Board and President
                                           On Behalf of the Board of Directors

Lexington, Kentucky
May 15, 2002

                            DAUGHERTY RESOURCES, INC.

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 28, 2002


         The 2002 Annual General Meeting of Shareholders (the "Meeting") of Daugherty Resources, Inc., a British Columbia corporation, will be held at 625 Howe Street, Suite 700, Vancouver, British Columbia, Canada, on June 28, 2002, at the hour of 10:00 a.m. (local time), for the following purposes:

         1. To receive and consider the audited financial statements of Daugherty Resources for the fiscal year ended December 31, 2001, together with the auditors' report thereon.

         2. To receive and consider the report of the directors of Daugherty Resources.

         3.       To fix the number of directors for the ensuing year.

         4.       To elect directors for the ensuing year.

         5. To consider the ratification of the appointment of Kraft, Berger, Grill, Schwartz, Cohen & March LLP as auditor of Daugherty Resources for the fiscal year ending December 31, 2002.

         6. To consider and approve an amendment to the proposal adopted at the 2001 Annual General Meeting of Daugherty Resources, which approved the execution of an underwriting agreement between Daugherty Resources and an underwriter.

         7. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Shareholders registered as holders of Daugherty Resources' common shares (the "Common Stock") who are deemed to hold such shares as of the close of business on May 13, 2002 (the "Record Date") are entitled to Notice of the Meeting. A list of the shareholders will be available for inspection for at least 10 days prior to the Meeting during normal business hours at the offices of Daugherty Resources.

         Shareholders are cordially invited to attend the Meeting in person. Those who do not attend and who wish their shares to be voted are requested to sign, date, and mail promptly the enclosed proxy, for which a return envelope is provided.

         Only holders of the Common Stock are entitled to vote on all matters to be considered at the Meeting. If any shareholder transfers his shares after the Record Date and the transferee, at least 48 hours prior to the Meeting, produces properly endorsed share certificates to the Secretary or transfer agent of Daugherty Resources, or otherwise establishes ownership of the shares, the transferee may vote those shares. The transfer register will not be closed at any time prior to the Meeting.

         The Board of Directors has by resolution fixed the close of business on the second business day preceding the day of the Meeting (excluding Saturdays, Sundays and holidays) and any adjournments thereof as the time before which proxies to be used or acted upon at the Meeting or any adjournments thereof shall be deposited with Daugherty Resources or its transfer agent.

         Shareholders, whether or not able to attend the Meeting in person, are requested to date and sign the enclosed form of proxy and to return it to Daugherty Resources' Transfer Agent, Pacific Corporate Trust Company, 625 Howe Street, 10th Floor, Vancouver, British Columbia, Canada V6C 3B8, by not later than 10:00 a.m. (Vancouver, British Columbia time) on June 28, 2002.

FOR FULL INFORMATION, THIS NOTICE MUST BE READ IN CONJUNCTION WITH THE PROXY STATEMENT ACCOMPANYING THIS NOTICE.

                                           By Order of the Board of Directors,

                                           /s/ William S. Daugherty

                                           William S. Daugherty
                                           Chairman of the Board and President

Lexington, Kentucky
May 15, 2002

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE, AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

                                 PROXY STATEMENT

SOLICITATION OF PROXIES

         The Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Daugherty Resources, Inc., a British Columbia corporation, for the 2002 Annual General Meeting of Shareholders (the "Meeting") in order to:

         o To receive and consider the audited financial statements of Daugherty Resources for the fiscal year ended December 31, 2001, together with the auditors report thereon.

         o To receive and consider the report of the directors of Daugherty Resources.

         o Fix the number of directors to serve for the coming year at three.

         o Elect the candidates nominated by the Board of Directors to serve as directors for the coming year.

         o Ratify the appointment of Kraft, Berger, Grill, Schwartz, Cohen & March LLP as auditor of Daugherty Resources for the fiscal year ending December 31, 2002.

         o To consider and approve an amendment to the proposal adopted at the 2001 Annual General Meeting of Daugherty Resources, which approved the execution of an underwriting agreement between Daugherty Resources and an underwriter.

         o Transact such other business as may properly come before the Meeting.

         The Annual Report of Daugherty Resources on Form 10-KSB, including financial statements for the year ended December 31, 2001, and the Quarterly Report of Daugherty Resources on Form 10-QSB for the period ended March 31, 2002 are enclosed with this Proxy Statement.

         This Proxy Statement and the enclosed Proxy are first being sent or given to shareholders on or about May 20, 2002. All associated costs relating to this proxy solicitation will be borne by Daugherty Resources. Advance notice of the Meeting was published in the Vancouver Province in Vancouver, British Columbia on May 2, 2002. In addition to solicitation by mail, certain of the directors, officers and employees of Daugherty Resources may, without extra compensation, solicit proxies by telephone, telegraph and personal interview. Arrangements will be made with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and they will be reimbursed by Daugherty Resources for postage and clerical expenses.

         Shares represented by properly executed proxies will be voted as specified. IF NO SPECIFICATIONS HAVE BEEN GIVEN IN PROXIES WHICH ARE RETURNED, THE SHARES REPRESENTED THEREBY WILL BE VOTED FOR THE FIXING OF THE NUMBER OF DIRECTORS FOR THE ENSUING YEAR AT THREE, FOR THE ELECTION OF THE NOMINEES LISTED HEREIN AS DIRECTORS FOR THE ENSUING YEAR, FOR THE RATIFICATION OF KRAFT, BERGER, GRILL, SCHWARTZ, COHEN & MARCH LLP AS AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002, FOR THE AMENDMENT TO THE PROPOSAL FROM OUR 2001 MEETING AUTHORIZING THE EXECUTION OF THE UNDERWRITING AGREEMENT, AND IN THE DISCRETION OF THE PERSONS NAMED IN THE PROXY ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. At the time of the printing of this Proxy Statement, management knows of no such other matters to come before the Meeting other than the matters referred to in the Notice of Meeting. However, if any other matters which are not now known to management should properly come before the Meeting or any adjournments thereof, the proxies will be voted on such matters in accordance with the best judgment of the proxies named therein.

         A form of proxy will not be valid unless it is completed and delivered to Pacific Corporate Trust Company, 625 Howe Street, 10th Floor, Vancouver, British Columbia V6C 3B8, Canada, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting.

APPOINTMENT AND REVOCATION OF PROXIES

         The solicitation of proxies is being made on behalf of the Board of Directors of Daugherty Resources. The individuals named in the accompanying form of proxy are the President and a director of Daugherty Resources. A shareholder wishing to appoint some other person (who needs not be a shareholder of Daugherty Resources) to represent him at the Meeting has the right to do so, either by inserting such person's name in the blank space provided in the form of the proxy or by completing another form of proxy.

         Proxies may be revoked at any time before the commencement of the Meeting by delivering to the Chairman of the Meeting a written revocation or a duly executed proxy bearing a later date. The principal executive office and mailing address of Daugherty Resources is 120 Prosperous Place, Suite 201, Lexington, Kentucky 40509. For a period of at least 10 days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be available for inspection by shareholders of record during ordinary business hours for proper purposes at Daugherty Resources' principal executive office.

VOTING OF SECURITIES

         Shareholders of record at the close of business on May 13, 2002 (the "Record Date") are entitled to notice of the Meeting. As of the Record Date, 5,346,600 shares of the Common Stock were issued and outstanding, fully paid and non-assessable. Each share of the Common Stock is entitled to one vote. No other voting stock of Daugherty Resources is issued and outstanding. The quorum for the transaction of business at the Meeting consists of two persons present and being, or representing by proxy, shareholders holding not less than one-tenth of the outstanding shares of the Common Stock. If sufficient shares are not represented in person or by proxy at the Meeting to constitute a quorum, the Meeting may be postponed or adjourned in order to permit further solicitations of proxies by Daugherty Resources. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the Meeting in the manner set forth above.

         Under the Company Act of British Columbia (the "BCCA"),

         o The three nominees receiving the greatest number of votes cast by the holders of the Common Stock will be elected as directors (Item 2). There will be no cumulative voting in the election of directors.

         o A simple majority of the votes cast at the Meeting is required to approve the fixing of the number of directors for the ensuing year at three (Item 1), the ratification of Kraft, Berger, Grill, Schwartz, Cohen & March LLP as auditor for the fiscal year ending December 31, 2002 (Item 3), the approval of the execution of an Underwriting Agreement for the public offering of 1,000,000 Units of Common Stock consisting of three shares of Common Stock and two classes of warrants for one share each (Item 4).

         Under British Columbia law, abstentions are treated as presented and entitled to vote and thus will be counted in determining whether a quorum is present and will have the effect of a vote against a matter, except the election of directors as to which they will have no effect.

PROPOSAL 1: DETERMINATION OF THE NUMBER OF DIRECTORS

         Management proposes to fix the number of directors of Daugherty Resources at three for the ensuing year.

VOTE REQUIRED

         The affirmative vote of a majority of the total number of shares of the Common Stock present in person or represented by proxy at the Meeting is required to fix the number of directors of Daugherty Resources at three for the ensuing year.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FIXING OF THE NUMBER OF DIRECTORS FOR THE ENSUING YEAR AT THREE.

PROPOSAL 2: ELECTION OF DIRECTORS

         The Board of Directors is currently composed of three members. It is intended that the number of directors will be three for the ensuing year.

TERM OF OFFICE

         The term of office of each of the current directors expires at the Meeting. The persons named below have been nominated to stand for election at the Meeting by the Board of Directors. Each director elected will hold office until the next annual general meeting of the shareholders of Daugherty Resources or until his successor is elected or appointed, unless his office is earlier vacated in accordance with the Memorandum and Articles of Daugherty Resources or the provisions of the BCCA.

NOMINEES

         The following persons will be nominated at the Meeting for the available positions on the Board of Directors of Daugherty Resources:

         o William S. Daugherty, age 47, has been a director since September 1993. Mr. Daugherty has served as President and Chief Operating Officer of Daugherty Resources since September 1993. Mr. Daugherty has served as President of Daugherty Petroleum, Inc. since 1984. In 1995, Mr. Daugherty was elected as Chairman of the Board of Daugherty Resources.

         o        James K. Klyman, age 47, has been a director since May 1992.
                  For the past eight years, Mr. Klyman has been a computer software designer and programmer specializing in applied information technology.

         o Charles L. Cotterell, age 77, has been a director since June 1994. Mr. Cotterell has been involved in the resources industry and has participated in the natural gas and oil industries in Western Canada and the United States, particularly in Kentucky. He is a past Vice President of Konal Engineering Co. Ltd., is a past director of Mariner Mines, Ltd., Nordustrial, Ltd., Goliath Boat Co., and Dominion Power Press Mines, Equipment Co., Ltd., and is the past President of Smith Press Automation Co., Ltd.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

         During fiscal year 2001, the Board of Directors held twelve (12) meetings and approved actions on twelve (12) separate occasions by unanimous consent without formal meetings. The Board of Directors has established an Audit Committee and Nominating Committee to oversee specific matters affecting Daugherty Resources.

         COMMITTEES. (a) The Audit Committee. Daugherty Resources is required to have an Audit Committee of which the current members are William S. Daugherty, James K. Klyman and Charles L. Cotterell. As required by Rule 4200 (a)(15) of the National Association of Securities Dealers ("NASD") the majority of the members of the Audit Committee are independent. The Audit Committee held one meeting during fiscal 2001. The Audit Committee meets with Daugherty Resources' auditor to review those matters contained in SAS 61, including but not limited to, Daugherty Resources' accounting policies, internal controls and other accounting and auditing matters; makes recommendations to the Board as to the engagement of a firm of independent accountants as auditor; reviews the letter of engagement and statement of fees relating to the scope of the annual audit and special audit work which may be recommended or required by the auditor; reviews Daugherty Resources' annual and quarterly reports; reviews the independence of the auditors and accountants; and recommends or ratifies the inclusion of the audited financial statement by the Board of Directors in the annual report. Daugherty Resources adopted an Audit Committee Charter on June 14, 2000.

         The total aggregate fees billed for auditing and accounting of Daugherty Resources and its wholly owned subsidiaries was $125,083 of which $52,319 was billed for the auditing and accounting services of Daugherty Resources.

         (b) The Nominating Committee, currently composed of William S. Daugherty and Charles L. Cotterell, held one meeting during fiscal 2001. The functions performed by the Nominating committee include selecting candidates to fill vacancies on the Board of Directors, reviewing the structure and composition of the Board, and considering qualifications requisite for continuing Board service. The Nominating Committee will consider candidates recommended by a shareholder of Daugherty Resources. Any such recommendation for the 2003 Annual General Meeting of Shareholders should be provided to the Corporate Secretary of Daugherty Resources by March 1, 2003.

         (c) Daugherty Resources does not have an Executive Committee.

         During the fiscal year ended December 31, 2001, each director attended all meetings of Daugherty Resources' Board of Directors and the respective Committees on which he served.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. Daugherty Resources does not have a Compensation Committee or other Board committee performing an equivalent function. In establishing compensation levels, the Board of Directors has endeavored to ensure the compensation programs for Daugherty Resources' executive officers were effective in attracting and retaining key executives responsible for the success of Daugherty Resources and were administered in an appropriate fashion in the long-term best interest of Daugherty Resources and its shareholders. In that regard, the Board of Directors sought to align total compensation for Daugherty Resources' executive officers with the performance of Daugherty Resources and the individual performance of each executive officer in assisting Daugherty Resources in accomplishing its goals.

         Unless otherwise indicated, all references to dollars throughout this Proxy Statement shall mean United States dollars.

         All actions of the Board with respect to Mr. Daugherty's compensation are taken without his involvement. Mr. Daugherty and Mr. Cotterell, one of the directors of Daugherty Resources, participated in deliberations concerning other officers and key employee base compensation, while bonuses and incentive stock options are authorized by the action of the entire Board of Directors.

         BASE SALARY. The Board's policy with respect to 2001 base salaries for executive officers was generally to keep them at appropriate levels in light of what was customary in the industry.

         STOCK OPTIONS. The Board of Directors believes that to achieve Daugherty Resources' long-term growth objectives and to align management and its shareholders' interests, it is in the best interest of Daugherty Resources from time to time to grant stock options to key members of its management and staff. Consequently, on March 7, 1997, the Board of Directors adopted, subject to the approval of the shareholders of Daugherty Resources, a Stock Option Plan under
Section 422 of the Internal Revenue Code of 1986, as amended. The 1997 Stock Option Plan is administered by a Committee appointed by the Board of Directors, the members of which are to be "Non-Employee Directors" as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the Committee are James K. Klyman and Charles L. Cotterell. The 1997 Stock Option Plan provides that 600,000 shares of the Common Stock are to be the subject of stock options, 400,000 of which are reserved for Mr. Daugherty, and the remaining 200,000 reserved for other employees of Daugherty Resources as may be determined by the Committee. At the annual meeting held on June 25, 2001, the shareholders of Daugherty Resources, approved the Daugherty Resources, Inc. 2001 Stock Option Plan. The 2001 Stock Option Plan provides for up to three million stock options, for the employees and contains the same or similar provisions as the 1997 Stock Option Plan.

VOTE REQUIRED

         Shareholders are advised that the three nominees receiving the greatest number of votes cast by the holders of the Common Stock will be elected as directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF WILLIAM S. DAUGHERTY, JAMES K. KLYMAN, AND CHARLES L. COTTERELL AS DIRECTORS OF DAUGHERTY RESOURCES.

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         Subject to shareholder ratification, the Board of Directors has appointed Kraft, Berger, Grill, Schwartz, Cohen & March LLP, a Toronto, Ontario based accounting firm, as Daugherty Resources' auditor for the fiscal year ending December 31, 2002. Kraft, Berger, Grill, Schwartz, Cohen & March LLP has served as Daugherty Resources' independent public accountant since 1992. Representatives of Kraft, Berger, Grill, Schwartz, Cohen & March LLP are not expected to be present at the Meeting.

VOTE REQUIRED

         Shareholders are advised that the affirmative vote of a majority of the total shares of the Common Stock present in person or represented by proxy at the Meeting is required to approve the ratification of Kraft, Berger, Grill, Schwartz, Cohen & March LLP as Daugherty Resources' independent public accountants.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF KRAFT, BERGER, GRILL, SCHWARTZ, COHEN & MARCH LLP AS DAUGHERTY RESOURCES' INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

PROPOSAL 4. APPROVAL OF AN AMENDMENT TO THE PROPOSAL FROM LAST YEAR'S MEETING RELATING TO THE EXECUTION OF AN UNDERWRITING AGREEMENT

         At last year's annual meeting held on June 25, 2001, the majority of stockholders of Daugherty Resources approved the execution of an underwriting agreement with investment banking firms for the proposed public offering of one million Units ("Units"), for the issuance of up to five million shares of Common Stock. Daugherty Resources did not enter into the underwriting agreement pursuant to the authority granted by the shareholders in 2001 but intends to execute an underwriting agreement similar to the one approved by the shareholders in 2001.

         It was the intention of Daugherty Resources at last year's meeting to execute an underwriting agreement on terms similar to those contained in the proposed Letter of Intent, the form of which was attached as an Exhibit to the Proxy Statement for the 2001 meeting. However, the shareholders authorize management and the Board of Directors are currently attempting to negotiate terms and conditions different from those discussed in last year's Proxy Statement and at last year's meeting or contained in the Letter of Intent. Accordingly, management requests that the shareholders approve an amendment to last year's proposal permitting the officers and directors to negotiate and enter into an underwriting agreement for the sale of securities of Daugherty Resources on such terms and conditions as the officers and directors deem necessary or advisable in the best interest of Daugherty Resources.

POTENTIAL DILUTION

         Any issuance of additional securities, whether in an underwritten offering or otherwise, may have a dilutive effect on the present owners of Common Stock. The extent of the potential dilution cannot be reasonably anticipated at this time and will depend upon a number of factors, including the number of shares purchased, the book value of the Common Stock at the time of purchase and the offering price.

VOTE REQUIRED

         The affirmative vote of a majority of the total number of shares of the Common Stock present in person or represented by Proxy at the Meeting is required to approve the execution of an underwriting agreement for the issuance by Daugherty Resources of its securities in an offering on such terms and conditions as the officers and directors deem necessary or advisable in the best interest of Daugherty Resources. For the purpose of such determination, abstentions will have the same effect as votes cast against the approval for the execution of an Underwriting Agreement for the issuance by Daugherty Resources of up to five million shares of Common Stock, and broker non-votes will have no effect on the outcome of the vote.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION, AFFIRMATION AND APPROVAL OF THE AMENDED PROPOSAL RELATING TO EXECUTION OF AN UNDERWRITING AGREEMENT FOR THE ISSUANCE BY DAUGHERTY RESOURCES OF ITS SECURITIES.

DIRECTORS AND EXECUTIVE OFFICERS OF DAUGHERTY RESOURCES

         Set forth below is the directors and executive officers of Daugherty Resources, together with their ages as of the date of this Report. Each director is elected for a one-year term and serves until his successor is elected and qualified.

     NAME                        AGE                  POSITION                         DIRECTOR SINCE
     ----                        ---                  --------                         --------------
William S. Daugherty             47         Chairman of the Board, President and       September 1993
                                            Chief Executive Officer
James K. Klyman                  47         Director                                      May 1992
Charles L. Cotterell             77         Director                                     June 1994
D. Michael Wallen                47         Vice President and Secretary                    N/A

         A description of the business experience during the past several years for each of the directors and executive officers of Daugherty Resources and certain significant employees of Daugherty Resources is set forth below.

         WILLIAM S. DAUGHERTY, age 47, has served as Director, President and Chief Operating Officer of Daugherty Resources since September 1993. Mr. Daugherty has served as President of Daugherty Petroleum since 1984. In 1995, Mr. Daugherty was elected as Chairman of the Board of Daugherty Resources. Mr. Daugherty is past president of the Kentucky Oil and Gas Association, the Kentucky Independent Petroleum Producers Association, and also serves as the Governor's Official Representative to the Interstate Oil and Gas Compact Commission and as a member of the Kentucky Energy Council. Mr. Daugherty spends approximately 10 days per year in these voluntary leadership roles. Mr. Daugherty holds a B. S. Degree from Berea College, Berea, Kentucky.

         JAMES K. KLYMAN, age 47, has been a director since May 1992. For the past seven years Mr. Klyman has been a computer software designer and programmer specializing in applied information technology.

         CHARLES L. COTTERELL, age 77, has been a director since June 1994. Mr. Cotterell has been involved in the resources industry and has participated in the natural gas and oil industries in Western Canada and the United States, particularly in Kentucky. He is a past Vice President of Konal Engineering Co., Ltd., is a past director of Mariner Mines, Ltd., Nordustrial, Ltd., Goliath Boat Co., and Dominion Power Press Equipment Co., Ltd., and the past President of Smith Press Automation Co., Ltd.

         D. MICHAEL WALLEN, age 47, joined Daugherty Petroleum in March 1995, as Vice President of Engineering and was elected a Vice President of Daugherty Resources in March 1997. Prior to joining Daugherty Resources, Mr. Wallen served as the Director of the Kentucky Division of Oil and Gas for six years. Prior to serving as Director of the Kentucky Division of Oil and Gas, he worked as well drilling and completion specialist and as a gas production engineer in the Appalachian Basin for various operating companies. Mr. Wallen currently serves as President of the Kentucky Oil and Gas Association, a statewide trade association. Mr. Wallen spends approximately 12 days per year in this voluntary leadership role. He is currently president of the Kentucky Oil & Gas Association, having served on the Board of Directors and as Vice President. Mr. Wallen also serves as the Governor's Official Representative to the Interstate Oil and Gas Compact Commission. Mr. Wallen holds a B. S. Degree from Morehead State University, Morehead, Kentucky.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange of 1934 (the "Exchange Act") requires Daugherty Resources' directors and executive officers, and persons who own more than 10 percent of a registered class of Daugherty Resources' equity securities, to file with the Securities and Exchange Commission (the "Commission") and the Nasdaq Stock Market initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of Daugherty Resources. Directors, officers and greater than 10 percent shareholders are required by the Commission's regulations to furnish Daugherty Resources with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to Daugherty Resources, Inc. under Rule 16a-3(b) during 2001, and Forms 5 and amendments thereto furnished to Daugherty Resources with respect to 2001, Daugherty Resources is not aware of any director, officer, or beneficial owner of more than 10% of any class of equity securities of Daugherty Resources registered pursuant to Section 12 of the Securities Exchange Act of 1934 that failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during such year.

EXECUTIVE COMPENSATION

         The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended December 31, 2001, 2000 and 1999 for services in all capacities rendered to Daugherty Resources by William S. Daugherty, the Chief Executive Officer of Daugherty Resources and D. Michael Wallen, Vice President of Daugherty Resources. There was no other person serving as an executive officer of Daugherty Resources at December 31, 2001, whose total annual salary and bonus exceeded $100,000.

SUMMARY COMPENSATION TABLE

                                                                                                      LONG TERM
                                                         ANNUAL COMPENSATION                        COMPENSATION
                                                                                               Restricted
 Name and Principal                                                         Other Annual         Stock
     Position                        Year      Salary         Bonus         Compensation         Award       Options #
 ------------------                  ----    ---------      --------        ------------       ----------    ---------
William S. Daugherty                 2001    $ 131,250      $ 56,250 (1)      $    0 (5)          0               0
Chairman and President               2000    $  98,077      $ 56,250 (2)      $  616 (5)          0         100,000 (4)
                                     1999    $  75,000      $ 12,500 (3)      $  364 (5)          0               0

D. Michael Wallen                    2001    $  77,110      $ 56,250 (6)      $    0 (8)          0               0
Vice President                       2000    $  64,377      $ 46,250 (7)      $  616 (8)          0         100,000 (9)

----------

(1) The bonus was in the form of 37,500 shares of the Common Stock valued at $1.50 ($US) per share.

(2) The bonus was in the form of 25,000 and 25,000 shares of the Common Stock valued at $1.00 and $1.25(U.S.) per share, respectively.

(3) The bonus was in the form of 12,500 shares of the Common Stock valued at $1.00(U.S.) per share.

(4) These options were approved on April 28, 2000, by the Board of Directors pursuant to the Alaska Apollo Resources Inc. 1997 Stock Option Plan, are exercisable at $1.25 (U.S.) per share. The options expire five years from the date granted.

(5) Mr. Daugherty is indebted to Daugherty Resources on four promissory notes (See footnote 1 at Item 12) bearing an interest rate of 4.75% to 6% per annum. Assuming a market rate of 4.75% per annum for a comparable loan Mr. Daugherty received no additional benefit during 2001, while in previous years, when it was assumed that 9% per annum was the market rate, he received $364 and $616 per annum for the respective years of 1999 and 2000.

(6) The bonus was in the form of 37,500 shares of the Common Stock valued at $1.50 ($US) per share.

(7) The bonus was in the form of 15,000 and 25,000 shares of the Common Stock valued at $1.00 and $1.25 (U.S.) per share, respectively.

(8) Mr. Wallen is indebted to Daugherty Resources on three Promissory Notes (See footnote 2 at Item 12) bearing an interest rate of 4.75% to 6% per annum. Assuming a market rate of 4.75% per annum for a comparable loan Mr. Wallen received no additional benefit during 2001, while in 2000, when it was assumed that 9% per annum was the market rate, he received $616 per annum.

(9) These options were approved on April 28, 2000, by the Board of Directors pursuant to the Alaska Apollo Resources, Inc. 1997 Stock Option Plan, are exercisable at $1.25 (U.S.) per share and expire five years from the date granted.

         While the officers of Daugherty Resources receive benefits in the form of certain perquisites, the individual identified in the foregoing table has not received perquisites, which exceed in value the lesser of $50,000 or 10 percent of such officer's salary and bonus.

LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

         Daugherty Resources does not maintain a Long-Term Incentive Plan(s) as that term is defined in Item 402(a)(6)(iii) of Regulation S-B.

STOCK OPTIONS

         Daugherty Resources did not grant stock options to officers during 2001. The following table shows the number of shares of the Common Stock underlying all exercisable and non-exercisable stock options held by William S. Daugherty and D. Michael Wallen as of December 31, 2001.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                        NUMBER OF UNEXERCISED                 VALUE OF UNEXERCISED IN-THE-MONEY
                                    OPTIONS AT FISCAL YEAR-END (#)              OPTIONS AT FISCAL YEAR-END ($)
      NAME                            EXERCISABLE/UNEXERCISABLE                  EXERCISABLE/UNEXERCISABLE
      ----                          ------------------------------            ---------------------------------
William S. Daugherty                        525,555/44,445                                   $0/$0

D. Michael Wallen                              140,000/0                                     $0/$0

         The following is a summary of options that have been granted by Daugherty Resources to William S. Daugherty and D. Michael Wallen during the course of their employment. In all instances the number of shares have been reduced and the exercise price increased to reflect the effect of the one for five consolidation of the Common Stock, which was effective June 29, 1998.

         Mr. Daugherty received options to purchase 40,000 shares of the Common Stock in 1994 exercisable at $9.50 per share in increments of 10,000 shares each on December 10, 1994, 1995, 1996, and 1997. These options expired December 10, 1998. In February 1995, the Board of Directors of the Company authorized the granting of incentive stock options covering 40,000 shares of the Common Stock for Mr. Daugherty vesting and exercisable in 10,000 share increments on February 27, 1995, 1996, 1997, and 1998. As of December 31, 2001, a portion of these options covering 20,000 shares had expired. Additionally, on December 27, 1995, the Board of Directors of the Company authorized the granting of incentive stock options covering 40,000 shares of the Common Stock for Mr. Daugherty vesting and exercisable in 10,000 share increments on December 27, 1995, 1996, 1997, and 1998. As of December 31, 2001, a portion of these options covering 20,000 shares had expired. All options authorized in favor of Mr. Daugherty in 1995 are exercisable at $5.00 per share, expire five years from the date of vesting and are contingent upon Mr. Daugherty's employment at the time of vesting. On June 28, 1996, the Board of Directors authorized the granting of incentive stock options to Mr. Daugherty covering 40,000 shares of the Common Stock vesting and exercisable in 10,000 share increments on June 28, 1996, 1997, 1998 and 1999. All options authorized in favor of Mr. Daugherty in 1996 are exercisable at $5.00 per share, expire five years from the date of vesting and are contingent upon Mr. Daugherty's employment on the vesting date. As of December 31, 2001, a portion of these options covering 10,000 shares had expired. On March 7, 1997, pursuant to an Incentive Stock Option Agreement between the Company and Mr. Daugherty, the Administrative Committee of the Alaska Apollo Resources Inc. 1997 Stock Option Plan granted Mr. Daugherty options to purchase 400,000 shares of the Common Stock exercisable at $1.546875 per share. Options for 71,111 shares vested on March 7, 1997, with 71,111 shares vesting on January 1, 1998, 1999, 2000, and 2001, and the remaining 44,445 shares vesting on January 1, 2002. These options are contingent upon Mr. Daugherty's employment with the Company on the vesting dates. They expire on March 7, 2002. Pursuant to the 1997 stock option plan of Alaska Apollo Resources, Inc., on April 28, 2000, the Board of Directors authorized a grant of Options to purchase 100,000 shares of common stock to Mr. Daugherty vesting immediately, exercisable at $1.25 per share and expiring five years from the date granted.

         On December 27, 1995, the Board of Directors of Daugherty Resources authorized the granting of incentive stock options covering 20,000 shares of the Common Stock for Mr. Wallen vesting and exercisable in 5,000 share increments on December 27, 1995, 1996, 1997, and 1998. All options authorized in favor of Mr. Wallen in 1995 are exercisable at $5.00 per share, expire five years from the date of vesting and are contingent upon Mr. Wallen's employment at the time of vesting. As of December 31, 2001, a portion of these options covering 10,000 shares had expired. On June 28, 1996, the Board of Directors authorized the granting of incentive stock options to Mr. Wallen covering 20,000 shares of the Common Stock vesting and exercisable in 5,000 share increments on June 28, 1996, 1997, 1998 and 1999. All options authorized in favor of Mr. Wallen in 1996 are exercisable at $5.00 per share, expire five years from the date of vesting and are contingent upon Mr. Wallen's employment on the vesting date. As of December 31, 2001, a portion of these options covering 5,000 shares had expired. On June 25, 1997, the Board of Directors approved the granting of incentive stock options covering 10,000 shares of common stock to Mr. Wallen. The exercise expire is $3.25 per share, and will expire five years from the date granted. These options are contingent upon Mr. Wallen's employment with Daugherty Resources on the vesting dates. Pursuant to the 1997 stock option plan of Alaska Apollo Resources, Inc., on April 28, 2000, the Board of Directors authorized a grant of Options to purchase 100,000 shares of common stock to Mr. Wallen vesting immediately, exercisable at $1.25 per share and expiring five years from the date granted.

COMPENSATION OF DIRECTORS

         Daugherty Resources compensates its non-employee directors for their services to Daugherty Resources in the form of shares of the Common Stock registered pursuant to Form S-8 promulgated by the Commission. Daugherty Resources also reimburses its directors for expenses incurred in attending board meetings. Daugherty Resources paid the non-employee directors the following amounts during fiscal year 2001: Charles L. Cotterell and James Klyman each received 3,000 shares of the Common Stock valued at $1.50 (U.S.) per share.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                        NUMBER OF UNEXERCISED                VALUE OF UNEXERCISED IN-THE-MONEY
                                    OPTIONS AT FISCAL YEAR-END (#)             OPTIONS AT FISCAL YEAR-END ($)
 NAME                                 EXERCISABLE/UNEXERCISABLE                  EXERCISABLE/UNEXERCISABLE
 ----                               ------------------------------           ---------------------------------
James K. Klyman                               29,000/0                                      $0/$0
Charles L. Cotterell                          29,000/0                                      $0/$0

         The following is a summary of options, which have been granted by Daugherty Resources to the non-employee directors during the course of their respective tenures. In all instances the number of shares have been reduced and the exercise price increased to reflect the effect of the one for five consolidation of the Common Stock, which was effective June 29, 1998.

         In 1993, Mr. Klyman was granted options to purchase 2,000 shares of the Common Stock exercisable at $9.50 per share that expired December 10, 1998. On June 15, 1994, the Board of Directors approved the reduction of the exercise price of these options to $5.00. On June 15, 1994, Mr. Cotterell was granted an option to purchase 2,000 shares of the Common Stock in 1994 exercisable at $5.00 per share that expired December 10, 1998. On February 27, 1995, the Board of Directors approved the grant of options to Messrs. Klyman and Cotterell to purchase 2,000 shares of the Common Stock each exercisable at $5.00 per share and expiring February 27, 2000. On June 28, 1996, the Board of Directors approved the grant of options to Messrs. Klyman and Cotterell to purchase 2,000 shares of the Common Stock each exercisable at $5.00 per share and expiring June 28, 2001. On June 25, 1997, the Board of Directors approved the grant of options to Messrs. Klyman and Cotterell to purchase 2,000 shares of the Common stock each exercisable at $3.25 (U.S.) per share and expiring June 24, 2002. On April 28, 2000, the Board of Directors approved the grant of options to Mr. Cotterell and Mr. Klyman to purchase 25,000 shares of Common Stock each exercisable at $1.25 (U.S.) per share and expiring five years from the date granted.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table indicates the number of shares of the Common Stock owned beneficially as of March 31, 2002, by (i) each person known to Daugherty Resources to beneficially own more than five percent of the outstanding shares of the Common Stock, (ii) each director, (iii) the officers of Daugherty Resources, and (iv) all directors and executive officers as a group. Except to the extent indicated in the footnotes to the following table, each of the persons or entities listed therein has sole voting and sole investment power with respect to the shares of the Common Stock which are deemed beneficially owned by such person or entity.

                                                                                           SHARES
                                                                                           OWNED             PERCENT
             TITLE OF CLASS                        BENEFICIAL OWNER                     BENEFICIALLY        OF CLASS
             --------------                        ----------------                     ------------        --------
              Common Stock                   William S. Daugherty                        547,500 (1)           9.94
                                             121 Prosperous Place, Suite 201
                                             Lexington, Kentucky 40509

                                             D. Michael Wallen                           273,100 (2)           4.98
                                             120 Prosperous Place, Suite 201
                                             Lexington, Kentucky 40509

                                             Charles L. Cotterell                         51,540 (3)           0.96
                                             120 Prosperous Place, Suite 201
                                             Lexington, Kentucky 40509

                                             James K. Klyman                              36,000 (4)           0.67
                                             120 Prosperous Place, Suite 201
                                             Lexington, Kentucky 40509

                                             Environmental Energy, Inc.                  440,000 (5)           7.66
                                             8001 Irvine Center Drive, Suite 1040
                                             Irvine, CA 92618

                                             Directors and executive officers as a       908,140 (6)          15.93
                                             group (4 persons)

----------

(1) Includes 387,500 shares of the Common Stock, and options to acquire 160,000 shares of the Common Stock, which are currently exercisable.

(2) Includes 133,100 shares of the Common Stock and options to purchase 140,000 shares of the Common Stock, which are currently exercisable.

(3) Includes 24,540 shares of the Common Stock and options to purchase 27,000 shares of the Common Stock, which are currently exercisable.

(4) Consists of 9,000 shares of the Common Stock and options to purchase 27,000 shares of Common Stock, which are currently exercisable.

(5) Includes 40,000 shares of the Common Stock and options to purchase 400,000 shares of the Common Stock, which are currently exercisable. Environmental Energy, Inc. ("EEI") is a Delaware corporation. Larry Crowder and John Powell are the sole shareholders and officers of EEI.

(6) Includes 554,140 shares of the Common Stock, and options to purchase 354,000 shares of the Common Stock, which are currently exercisable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

INDEBTEDNESS OF DIRECTORS, OFFICERS AND EMPLOYEES

         As of December 31, 2001, the aggregate indebtedness to Daugherty Resources and to any other person which is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by Daugherty Resources of all present and former directors, officers and employees of Daugherty Resources was $30,643.12.

   NAME AND PRINCIPAL              INVOLVEMENT OF ISSUER           LARGEST AMOUNT OUTSTANDING              AMOUNT OUTSTANDING
       POSITION                        OR SUBSIDIARY            DURING LAST COMPLETED FISCAL YEAR        AS OF DECEMBER 31, 2001
   ------------------              ---------------------        ---------------------------------        -----------------------
William S. Daugherty (1)                      Lender                       $  130,726                         $  120,602
President and Chief Executive
Officer

D. Michael Wallen (2)                         Lender                       $  132,061                         $  121,937
Vice President

----------

(1) The indebtedness of Mr. Daugherty consists the remaining unpaid balance of four promissory notes in the original principal amount of $50,000, $33,333, $27,000 and $21,600, dated January 4, 2001, January 4, 2000,
         January 4, 1999, and January 1, 1998, respectively. The 2001 note bears interest at the rate of 4.75% percent per annum and the remainder of the notes bear interest at the rate of six percent per annum. The notes are secured by Mr. Daugherty's interest in oil and gas partnerships sponsored by Daugherty Resources' subsidiary, Daugherty Petroleum. Inc. See footnotes of Item 10 above for additional benefits to Mr. Daugherty.

(2) The indebtedness of Mr. Wallen consists of the remaining unpaid balance of four promissory notes in the original principal amounts of $51,335, $33,333; $27,000 and $21,600 dated January 4, 2001, January 4, 2000,
         January 4, 1999 and January 1, 1998, respectively. The 2001 note bears interest at the rate of 4.75% percent per annum and the remainder of the notes bear interest at the rate of 6 percent per annum. The notes are secured by Mr. Wallen's interest in oil and gas partnerships sponsored by the Company's subsidiary, Daugherty Petroleum, Inc. See footnotes of Item 10 for additional benefits to Mr. Wallen.

          SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING OF SHAREHOLDERS

         Daugherty Resources must receive proposals of shareholders intended to be presented at the 2003 Annual General Meeting of Shareholders by March 1, 2003 to be considered for inclusion in the proxy statement and form of proxy relating to the 2003 meeting.

                           APPROVAL OF PROXY STATEMENT

         The Board of Directors of Daugherty Resources has approved this Proxy Statement, the enclosed form of proxy and the sending thereof to the shareholders of Daugherty Resources.

                                          By Order of the Board of Directors,


                                          /s/ William S. Daugherty

                                          William S. Daugherty
                                          Chairman of the Board and President

May 15, 2002

                             SHAREHOLDER INFORMATION
                             -----------------------

ANNUAL MEETING
The Annual Meeting of Shareholder of Daugherty Resources, Inc., will be held on June 28, 2002 at 10:00 a.m. at 700 Standard Life Building, 625 Howe Street, Vancouver, British Columbia, Canada

CORPORATE ADDRESS
Daugherty Resources, Inc.
120 Prosperous Place, Suite 201
Lexington, Kentucky 40509

COMMON STOCK LISTING
Nasdaq SmallCap
Trading Symbol:  NGAS
Newspaper Listing:  NGAS

ANALYST INQUIRIES
Security analyst and other investment professionals seeking information about Daugherty Resources and its subsidiaries should call:

         Daugherty Resources, Inc.
         William S. Daugherty
         President and CEO
         120 Prosperous Place, Suite 201
         Lexington, Kentucky 40509
         Office:  (859) 263-3948
         Fax:  (859) 263-4228
         E-mail:  ngas@ngas.com

SHAREHOLDER INQUIRIES AND SHAREHOLDER ADMINISTRATION
Shareholders with questions about their stock accounts may write Shareholder Administration at our corporate address or call us Monday thru Friday, anytime between 9:00 a.m. and 5:00 p.m. (Eastern Standard Time).

TRANSFER AGENT AND REGISTRAR
Pacific Corporate Trust Company
625 Howe Street
10th Floor
Vancouver, British Columbia
Canada V6C 3B8

CANADA INDEPENDENT AUDITORS
Kraft, Berger, Grill, Schwartz Cohen & March LLP
3160 Steeles Avenue East
Markham, Ontario
Canada L3R 3Y2

U.S. INDEPENDENT AUDITORS
Hall, Kistler & Company LLP
220 Market Avenue South
Suite 700
Canton, OH  44702-2100

CANADIAN COUNSEL
Ronald Paton, Attorney at Law
Maitland & Company
700 Standard Life Building
625 Howe Street
Vancouver, British Columbia
Canada, V6C 2T6

U.S. COUNSEL
Jeffery Rinde, Attorney at Law
Bondy & Schloss, LLP
6 East 43rd Street
New York, NY 10017

REGISTERED AND RECORDS OFFICE
Maitland & Company
700 Standard Life Building
625 Howe Street
Vancouver, British Columbia
Canada V6C 2T6

ADDITIONAL INFORMATION
Daugherty Resources, Inc., will provide, without charge, a copy of the following items:

2001-SEC Form 10-KSB and Subsequent 10-QSB Filings.

Request for these items should be made in writing Daugherty Resources, Inc. at its corporation address.

Daugherty Resources can be reached through its website at: www.ngas.com.

                            DAUGHERTY RESOURCES, INC.
                         120 PROSPEROUS PLACE, SUITE 201
                            LEXINGTON, KENTUCKY 40509

                                      PROXY

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF DAUGHERTY RESOURCES, INC. (THE "COMPANY") FOR THE ANNUAL GENERAL MEETING OF ITS SHAREHOLDERS (THE "MEETING") TO BE HELD ON JUNE 28, 2002.

          The undersigned hereby appoints William S. Daugherty, the Chairman of the Board and President of Daugherty Resources, or failing him, James K. Klyman, a director of Daugherty Resources, or instead of either of the foregoing, (insert name) ________________, as nominee of the undersigned, with fill power of substitution, to attend and vote on behalf of the undersigned at the Meeting to be held at 625 Howe Street, Suite 700, Vancouver, British Columbia, Canada, on June 28, 2002 at 10:00 a.m., Vancouver, British Columbia time, and at any adjournments thereof, and directs the nominee to vote or abstain from voting the shares of the undersigned in the manner indicated below:

1.     Fixing the Number of Directors.

Vote FOR  [ ] AGAINST  [ ] the resolution fixing the size of the       4.     Approval of execution of an Underwriting Agreement for
Board of Directors at three.                                           the issuance of up to five million shares of Common Stock.

2.     Election of Directors.                                          Vote FOR [ ] AGAINST  [ ] the execution of an Underwriting
                                                                       Agreement for the issuance by Daugherty Resources of up to
William S. Daugherty                                                   five million shares of Common Stock.
James K. Klyman
Charles E. Cotterell                                                   Please advise Daugherty Resources of any change of Address:

Vote FOR [ ] the election of all nominees listed above (except those   -------------------------------------------------------------
whose names the undersigned has deleted).  WITHHOLD [ ] vote.          Street Address

3.     Auditors                                                        -------------------------------------------------------------
                                                                       City, State, Zip

Vote FOR [ ] WITHHOLD [ ] vote on the resolution to appoint Kraft,
Berger, Grill, Schwartz, Cohen & March LLP, Chartered Accountants, as auditors of Daugherty Resources at the remuneration to be fixed by the Board of Directors.


THE UNDERSIGNED HEREBY REVOKES ANY PRIOR PROXY OR PROXIES.

Dated ____________________________, 2002.


--------------------------------------------------------------------------------
Signatures of Shareholder


--------------------------------------------------------------------------------
Printed Name of Shareholder


A PROXY WILL NOT BE VALID UNLESS THE FORM OF PROXY IS DATED, DULY EXECUTED AND DELIVERED TO THE OFFICE OF PACIFIC CORPORATE TRUST COMPANY, 625 HOWE STREET, SUITE 830, VANCOUVER, BRITISH COLUMBIA V6C 3B8, NOT LESS THAN 48 HOURS (EXCLUDING SATURDAYS AND HOLIDAYS) BEFORE THE MEETING AT WHICH THE PERSON NAMED THEREIN PURPORTS TO VOTE IN RESPECT THEREOF.

Joint owners should each sign the proxy where the proxy is signed by a corporation either its common seal must be affixed to the proxy or it should be signed by the corporation under the hand of an officer or attorney duly authorized in writing, which authorization must accompany the proxy.

THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER ON ANY BALLOT AND WHERE A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED UPON IS SPECIFIED, THE SHARES WILL BE VOTED ON ANY BALLOT IN ACCORDANCE WITH SUCH SPECIFICATIONS.

                         RETURN THIS PROXY IMMEDIATELY.

                            DAUGHERTY RESOURCES, INC.
              120 Prosperous Place, Suite 201, Lexington, KY 40509

In accordance with National Policy Statement No. 41 of the Canadian Securities Administrators, beneficial shareholders may elect annually to have their name added to the Company's supplemental mailing list in order to receive interim financial statements. If you wish to receive such statements please complete and return this card.

Name:
     ---------------------------------------------------------------------------
Postal Address:
               -----------------------------------------------------------------
                                         Postal Code:
----------------------------------------              --------------------------
E-mail Address:
               -----------------------------------------------------------------

I certify that I am the owner of shares of Daugherty Resources, Inc.

Signature:
          ----------------------------------------------------------------------